WEITZ SERIES FUND, INC.

Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser

Wallace R. Weitz & Company

Distributor

Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent

Wallace R. Weitz & Company

Sub-Transfer Agent

National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

4/27/2001

Value Fund

ANNUAL

REPORT
March 31, 2001

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

NASDAQ Symbol: WVALX

Performance Since Inception
Portfolio Manager’s Letter
Schedule of Investments in Securities
Financial Statements
Notes to Financial Statements

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended March 31, 2001 calculated in accordance with SEC standardized formulas.

	Value of	Value of	Value of
	Initial	Cumulative	Cumulative	Total	Annual
	$25,000	Capital Gain	Reinvested	Value of	Rate of
Period Ended	Investment	Distributions	Dividends	Shares	Return

May 9, 1986	$25,000	$—	$—	$25,000	—%
Dec. 31, 1986	25,863	—	—	25,863	3.5 †
Dec. 31, 1987	24,253	264	1,205	25,722	–0.5
Dec. 31, 1988	27,430	299	2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103	3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112	4,500	34,652	–5.2
Dec. 31, 1991	33,940	3,811	6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019	7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114	9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414	7,899	54,388	–9.8
Dec. 31, 1995	45,955	17,447	11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054	13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824	18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163	22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540	27,328	193,568	21.0
Dec. 31, 2000	88,050	111,282	32,221	231,553	19.6
Mar. 31, 2001	86,825	109,734	31,773	228,332	–1.4 ††

The fund’s average annual total return for the one, five and ten year periods ending March 31, 2001, was 21.9%, 23.4% and 19.1%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $75,424, and the total amount of income distributions reinvested was $15,958.

†	Return is for the period 5/9/86 through 12/31/86
††	Return is for the period 1/01/01 through 3/31/01

WEITZ SERIES FUND, INC. — VALUE FUND

The chart below depicts the change in the value of a $25,000 investment for the period March 31, 1991, through March 31, 2001 for the Value Fund and its predecessor, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Value Fund on March 31, 1991 would have been valued at $143,870 on March 31, 2001.

Average Annual Total Returns

	1-year	5-years	10-years

Value Fund	21.9%	23.4%	19.1%

Standard & Poor’s 500 Index	–21.7%	14.2%	14.4%

This information represents past performance of the Value Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

For the fiscal year ended March 31, 2001, the Value Fund designated $241,153,327 as a long-term capital gain distribution.

WEITZ SERIES FUND, INC. — VALUE FUND
March 31, 2001 – Annual Report

April 4, 2001

Dear Fellow Shareholder:

        In the midst of considerable (positive and negative) stock market fireworks in the 1st quarter of 2001, the Value Fund moved in a narrow range of plus or minus 3%. When the dust settled, our portfolio showed a loss of
–1.4%, compared to declines of –11.8% for the S&P 500 (large companies), –6.5% for the Russell 2000 (small companies), and –25.5% for the Nasdaq Composite (a proxy for technology stocks). The table below shows our performance compared with various market indices over various time periods. (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the 10 year Nasdaq number for which reinvestment of dividend information was not available.)

	1 Year	3 Years	5 Years	10 Years

Weitz Value Fund	21.9%	16.4%	23.4%	19.1%
S&P 500 Index	–21.7	3.1	14.2	14.4
Russell 2000 Index	–15.3	–0.9	7.8	11.8
Nasdaq	–59.8	0.4	11.1	14.3
Average Growth and Income Fund*	–9.0	2.5	11.9	12.9

*	Source: Lipper Analytical Services

Market Commentary and Portfolio Review

        In many ways, the stock market has been in a “rolling” bear market for some time. Many consumer goods and other predictable “old economy” growth stocks peaked several years ago, and drifted lower in late 1999 and 2000 as telecom and other technology stocks seemed to absorb all available investment capital. Financial services stocks, in particular, went into a steep swoon in mid-1999 when the Federal Reserve began raising short-term interest rates. On March 10, 2000, technology investors and speculators had an “emperor’s new clothes” moment, and tech stocks began their long, sickening slide back towards reality. The Nasdaq Composite, which is a good proxy for the tech stock universe, peaked at 5133 in March of 2000, and at March 31, 2001 stood at 1828, a decline of 64%. (It is still in search of a bottom.)

        After a 25-year bull market, many investors had developed unrealistic expectations, and my guess is that the process of unwinding the speculative excesses will take some more time—maybe another year or two. Excitement over the Internet and other technological innovations attracted too much capital, and over-spending on telecommunications and other capital investment projects has led to a glut of capacity and some over-leveraged balance sheets. The resulting recession, at least in this sector, will eventually run its course, but many of the companies involved have turned out to be cyclical capital goods companies rather than perpetual growth machines, and they may never regain their peak valuation levels.

        Other solid companies with strong industry positions and good long-term outlooks are reasonably valued. They offer the potential for returns in line with the long-term growth rates of their business values. Warren Buffett reflects this sentiment in the 2000 Berkshire Hathaway annual report, commenting on his holdings such as Coke, Gillette, Wells Fargo, and American Express: “We’re content with what we own, but far from excited by it.” A number of the companies we would like to own are available at fair, but unexciting price levels.

        The good news is that as the selling becomes more generalized, more bargains are cropping up, and we have lots of cash available (about 25% of the portfolio) to take advantage of them. Since we believe the correction process will take a while, we are not being particularly aggressive about investing our reserves, and we are being relatively conservative about what we buy. This will penalize our results if the market turns up abruptly, but my thought is that we may all sleep better this way.

Our Game Plan

        We are most comfortable with stable, well-capitalized, free cash flow-generating companies. Our financial service companies generally have low liquidity and credit risk exposure. Our telecommunication investments are concentrated in relatively mature companies with strong cash flows to carry them through a period of over-capacity in the industry. Our real estate companies generate strong cash flows, have strong balance sheets and great assets, and should have staying power if we were to have an extended recession. We also own companies like Berkshire Hathaway and Liberty Media, which are collections of cash-generating assets managed by investors/capital allocators that we trust. Here are capsule comments on some of our largest positions to give you a sense of why we are comfortable in the short-run and hopeful about our long-term returns.

Financial Services

        Banks and thrifts such as North Fork, Washington Mutual, Golden State, and Astoria are primarily single-family home mortgage lenders that are not exposed to as much credit risk as most commercial banks. They are growing slowly, but steadily, and sell at very reasonable valuation levels. They have retreated from their recent highs, and offer reasonable prospects for positive returns even in a difficult market. US Bancorp and Greenpoint have more exposure to credit risk, but both are well managed and their prices seem to discount the prospect of a weak economy.

Telecommunications

        The telecom boom of the late 1990s was fed by exciting technological developments, regulatory changes, easy access to capital, and the seemingly infinite promise of the Internet. After March of 2000, investors began to realize that there might be over-building of new networks, excess borrowing, vendor financing to questionable credits, and unrealistic expectations about the growth prospects of even the best companies. As the telecom stocks cratered throughout 2000 and into 2001, even the most conservative companies’ stocks were affected, including our rural wireless and wire line companies.

        Rural telephone companies face less competition, and the economics of offering second phone lines, Internet access, high-speed DSL lines, etc. can be very favorable. Rural cellular companies generally have fewer competitors and many receive significant roaming revenue from customers of the large national wireless companies when they are traveling in rural markets. Both can enjoy predictable, profitable growth which is almost entirely unrelated to the mainstream “growth” areas of the telecom world which have been experiencing a “bust” after the “boom” of the 1990s. Our favorites here have been Alltel and Telephone & Data Systems which provide both wire line and cellular service, and Citizens Communications which has been aggressively buying rural phone lines from larger companies which have been forced to divest because of mergers. Each of these companies generates lots of discretionary cash flow, has some control over its destiny, and has management I trust to use the cash flow wisely. Each sells at a significant discount to its intrinsic business value, and that value is growing.

Cable Television

        We reduced our exposure to cable over a year ago as takeovers and excitement about cable’s role in broadband access drove cable stock prices to very high levels. Recently, as the stocks have been tarred with the telecom/Internet/technology brush, we have come back to the group. Adelphia, Insight and AT&T (a major portion of which is now a cable company) each offer solid cash flow generators at reasonable prices. Adelphia has terrific properties that we believe are worth at least twice the current stock price. The risk with Adelphia is that the family that controls the company has been very aggressive about using borrowed money to build the company. We are cautiously optimistic that they mean it when they say they plan to de-leverage the balance sheet. Insight is a small company with strong properties. We would expect Insight to grow through acquisitions, and it may eventually be taken over by a larger cable company. AT&T has plans to break the company into 3 or 4 separate entities, and while our primary interest is their cable properties, the value of the individual parts should be much greater than the current $20 price.

Real Estate

        We own several different kinds of real estate companies. Real Estate Investment Trusts (REIT’s), such as Host Marriott and Archstone, do not pay corporate income taxes as long as they distribute their (otherwise taxable) income to shareholders as dividends. As a result, they have only small amounts of retained cash flow to use for development and growth. Host’s dividend currently provides a 9% yield while Archstone yields about 7%. Archstone is probably growing a little faster than Host, but Host is selling at a greater discount to the value of its properties. Both seem capable of generating 12-15% average annual total returns (dividends plus appreciation) over the next several years.

        Hilton, Park Place, Catellus, and Forest City are taxed as corporations and typically reinvest most of their earnings in their businesses. Hilton owns major urban hotels and earns franchise fees from several major chains, such as Hampton Inns. Park Place owns casino properties that generate significant amounts of cash flow and have typically been recession-resistant. Catellus and Forest City are very successful developers of new properties, both to sell to others and for their own accounts. All real estate businesses are cyclical, and we would expect each of our companies to be affected by the current slowdown/recession. However, each is very strong financially and the stock of each is selling at a discount to its (growing) asset value.

Cash Flow Machines

        Warren Buffett and John Malone are very different people, and on the surface, their companies bear little resemblance to each other. However, each has built a company that generates discretionary cash flow and that re-deploys the cash flow in ways that create wealth for shareholders. Warren, through Berkshire Hathaway, uses the long-term, low- (or no-) interest loan of insurance “float” to buy marketable securities or cash-generating businesses. John Malone, with Liberty Media, used his domestic cable systems (since sold to AT&T) to develop a portfolio of programming assets (“content”— including Discovery Channel, Animal Planet, QVC, and dozens of others), and now is assembling a global cable and satellite network to leverage his content.

        Both Buffett and Malone are fiercely independent and have very long-term investment horizons, so we are not expecting a quick “trade” in either of these stocks. However, (especially) in a period of economic distress, I feel very comfortable investing with smart, disciplined, motivated entrepreneurs who have billions of dollars of liquidity at their disposal.

Outlook

        The wild card in this stock market is the fact that, in the short run, company fundamentals are not as important as investor psychology. Confidence has been shaken, literally trillions of dollars of paper profits have evaporated, and we have begun to see involuntary selling, both from margin accounts and mutual funds. The selling could begin to feed on itself, and we could experience an irrational, but painful, bear market. This is not a prediction, but if it were to happen, I think we could survive it well and perhaps take advantage of it. Those who get seriously nervous and upset in periods of extreme volatility might want to consider our money market fund— life’s too short to be miserable in pursuit of a few extra percentage points of return. But for those who have seen bear markets before and can deal with them again, I think we are probably approaching a time of great opportunity.

Sincerely, Wallace R. Weitz President

Shareholder Information Meeting

Please plan to join us on Wednesday, May 30 at 4:30 PM at the Omaha Marriott on Regency Circle for our annual shareholder information meeting. The portfolio managers will give brief reports on their funds, and the majority of the meeting time will be devoted to answering questions from shareholders. If you have questions for Wally, Rick, or Tom, we invite you to send them in before the meeting.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities
March 31, 2001

Shares
or units		Cost	Value

	COMMON STOCKS — 74.6%
	Auto Services — 0.2%
645,100	Insurance Auto Auctions, Inc.*†	$7,525,098	$7,902,475

	Banking — 13.6%
250,200	Astoria Financial Corp.	6,539,572	13,370,063
4,258,800	Golden State Bancorp, Inc.	74,233,238	118,735,344
2,911,200	Greenpoint Financial Corp.	66,276,545	94,905,120
367,300	Local Financial Corp.*	3,387,722	4,660,119
4,508,100	North Fork Bancorporation, Inc.	76,759,375	116,985,195
234,000	Port Financial Corp.	2,580,735	4,270,500
1,465,295	U.S. Bancorp	23,116,096	33,994,844
1,976,602	Washington Mutual, Inc.	49,107,440	108,218,959

		302,000,723	495,140,144

	Cable Television — 6.3%
4,350,633	Adelphia Communications Corp. CL A*	136,058,078	176,200,636
2,025,700	Insight Communications Co.*	28,482,432	53,681,050

		164,540,510	229,881,686

	Consumer Products and Services — 2.2%
811,900	American Classic Voyages Co.*	12,837,876	10,148,750
4,875	Lady Baltimore Foods, Inc. CL A*	227,781	257,156
2,744,000	Protection One, Inc.*	14,948,651	3,402,560
3,470,600	Six Flags, Inc.*	62,375,401	67,156,110

		90,389,709	80,964,576

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Financial Services — 5.3%
585	Berkshire Hathaway, Inc. CL A*	$25,010,024	$38,288,250
66,917	Berkshire Hathaway, Inc. CL B*	129,904,212	145,611,392
2,835,500	Imperial Credit Industries, Inc.*†	37,083,542	2,658,281
108,450	The PMI Group, Inc.	3,509,521	7,047,081

		195,507,299	193,605,004

	Health Care — 0.1%
605,350	LabOne, Inc.*†	7,972,556	3,518,597

	Information and Data Processing — 0.0%
180,000	Intelligent Systems Corp.	380,869	702,000

	Lodging and Gaming — 6.9%
842,100	Extended Stay America, Inc.*	6,247,884	12,631,500
69,700	Harrah’s Entertainment, Inc.*	1,822,952	2,051,271
9,635,600	Hilton Hotels Corp.	91,527,781	100,692,020
13,141,100	Park Place Entertainment Corp.*	122,155,128	134,696,275

		221,753,745	250,071,066

	Media and Entertainment — 6.3%
11,778,000	AT&T Corp. - Liberty Media Group A*	139,217,509	164,892,000
58,700	Daily Journal Corp.*	1,306,716	1,852,719
61,318	Gabelli Global Multimedia Trust, Inc.	551,391	629,123
2,179,300	Valassis Communications, Inc.*	47,706,014	63,199,700

		188,781,630	230,573,542

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Mortgage Banking — 3.9%
2,635,500	Countrywide Credit Industries, Inc.	$74,836,416	$130,061,925
1,353,400	Resource Bancshares Mtg. Grp., Inc.†	17,832,497	10,150,500

		92,668,913	140,212,425

	Printing Services — 0.6%
4,518,600	Mail-Well, Inc.*†	43,862,020	22,005,582

	Real Estate and Construction — 2.2%
3,615,100	Catellus Development Corp.*	46,508,516	56,937,825
545,600	Forest City Enterprises, Inc. CL A	11,075,278	24,742,960

		57,583,794	81,680,785

	Real Estate Investment Trusts — 8.2%
2,360,000	Archstone Communities Trust	54,988,000	58,056,000
1,571,500	Capital Automotive REIT†	20,720,978	25,144,000
1,337,980	Fortress Investment Corp.†	23,904,479	17,059,245
301,300	Hanover Capital Mortgage Holdings, Inc.†	3,265,468	1,958,450
62,805	Healthcare Financial Partners Units**	6,264,799	5,354,126
13,725,700	Host Marriott Corp.†	123,808,283	160,316,176
475,000	NovaStar Financial, Inc.*†	7,282,611	2,802,500
1,440,517	Redwood Trust, Inc.†	31,805,180	28,378,185

		272,039,798	299,068,682

	Restaurants — 0.5%
661,500	Papa John’s International, Inc.*	14,395,438	15,751,969

	Retail Discount — 0.9%
3,345,000	Consolidated Stores Corp.*	47,723,929	33,617,250

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Satellite Services — 0.2%
1,286,300	Orbital Sciences Corp.*	$17,455,291	$7,717,800

	Telecommunications — 15.2%
2,110,000	Alltel Corp.	113,813,131	110,690,600
7,465,000	AT&T Corp.	168,945,115	159,004,500
929,000	Centennial Communications Corp.*	3,721,762	9,870,625
10,163,300	Citizens Communications Co.*	114,715,631	128,565,745
1,532,400	Telephone and Data Systems, Inc.	79,665,657	143,279,400
38,100	United States Cellular Corp.*	1,794,528	2,419,350

		482,655,824	553,830,220

	Utilities — 2.0%
3,106,200	Western Resources, Inc.	69,492,344	74,082,870

	Total Common Stocks	2,276,729,490	2,720,326,673

	CONVERTIBLE PREFERRED STOCKS — 0.4%
2,100,000	NovaStar Financial, Inc. 7% Pfd. Class B Cumulative†	13,901,838	14,343,000

	NON-CONVERTIBLE PREFERRED STOCKS — 0.0%
15,000	Crown American Realty Trust 11.0% Pfd. Series A	651,000	666,000
30,000	Prime Retail, Inc. 10.5% Pfd. Series A*	645,000	189,000
34,000	RB Asset, Inc. 15.0% Pfd. Series A	845,750	510,000

	Total Non-Convertible Preferred Stocks	2,141,750	1,365,000

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Face
amount		Cost	Value

	CORPORATE BONDS — 0.1%
$4,500,000	USA Networks, Inc. 7.0% 7/01/03	$4,449,729	$4,696,875
750,000	Local Financial Corp. 11.0% 9/08/04	750,000	753,750

	Total Corporate Bonds	5,199,729	5,450,625

	U.S. GOVERNMENT AND AGENCY SECURITIES — 1.0%
25,000,000	Fannie Mae 5.88% 3/25/04	24,998,241	25,177,825
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,099,171
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,781	1,050,749
6,000,000	Fannie Mae 6.56% 11/26/07	6,000,000	6,122,586

	Total U.S. Government and Agency Securities	34,999,022	35,450,331

	SHORT-TERM SECURITIES — 24.7%
90,957,151	Wells Fargo Government Money Market Fund	90,957,151	90,957,151
40,000,000	Freddie Mac Discount Note 4/03/01	39,988,222	39,994,560
125,000,000	U.S. Treasury Bill 4/12/01	124,803,833	124,844,375
50,000,000	Fannie Mae Discount Note 4/16/01	49,890,625	49,904,900
113,000,000	U.S. Treasury Bill 4/19/01	112,707,955	112,742,247
35,000,000	Federal Home Loan Bank Discount Note 4/25/01	34,877,500	34,890,625
170,500,000	U.S. Treasury Bill 4/26/01	169,912,794	170,007,766
60,000,000	Freddie Mac Discount Note 5/03/01	59,727,467	59,748,360
30,000,000	Freddie Mac Discount Note 5/10/01	29,832,950	29,845,770
20,000,000	Federal Home Loan Bank Discount Note 6/06/01	19,822,533	19,829,540
50,000,000	Fannie Mae Discount Note 6/07/01	49,548,215	49,567,300
25,000,000	Federal Home Loan Bank Discount Note 6/13/01	24,761,736	24,764,000

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Face
amount		Cost	Value

	SHORT-TERM SECURITIES (Continued)
$35,000,000	U.S. Treasury Bill 6/14/01	$34,666,538	$34,704,040
60,000,000	Fannie Mae Discount Note 6/28/01	59,318,000	59,315,580

	Total Short-Term Securities	900,815,519	901,116,214

	Total Investments in Securities	$3,233,787,348	3,678,051,843

	Covered Call Options Written at Market Value — (0.1%)		(2,136,250)
	Other Liabilities in Excess of Other Assets — (0.7%)		(27,239,217)

	Total Net Assets — 100%		$3,648,676,376

	Net Asset Value Per Share		$34.73

No. of		Expiration date/
contracts		Strike price	Value

	COVERED CALL OPTIONS WRITTEN
800	Astoria Financial Corp.	July 2001/55	$(340,000)
3,750	Countrywide Credit Industries, Inc.	April 2001/50	(581,250)
3,000	Countrywide Credit Industries, Inc.	July 2001/50	(1,215,000)

	Total Call Options Written
	(premiums received $4,274,244)		$(2,136,250)

*   Non-income producing

**	Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

†   Non-controlled affiliate

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Statement of Assets and Liabilities
March 31, 2001

Assets:

Investments in securities at value:
Unaffiliated issuers (cost $2,894,822,798)	$3,381,814,852
Non-controlled affiliates (cost $338,964,550)	296,236,991	$3,678,051,843

Accrued interest and dividends receivable		6,707,235
Receivable for fund shares sold		448,130
Deposits with brokers for covered call options written		4,324,612

Total assets		3,689,531,820

Liabilities:
Due to adviser		3,284,115
Payable for securities purchased		34,861,499
Covered call options written, at value (proceeds received $4,274,244)		2,136,250
Payable for fund shares redeemed		98,022
Other expenses		475,558

Total liabilities		40,855,444

Net assets applicable to outstanding capital stock		$3,648,676,376

Net assets represented by:
Paid-in capital		3,111,040,413
Accumulated undistributed net investment income		13,313,660
Accumulated undistributed net realized gains		77,919,814
Net unrealized appreciation of investments		446,402,489

Total representing net assets applicable to shares outstanding		$3,648,676,376

Net asset value per share of outstanding capital stock
(105,049,917 shares outstanding)		$34.73

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Statement of Operations
Year ended March 31, 2001

Investment income:
Dividends	$47,500,813
Interest	32,352,053

Total investment income	79,852,866

Expenses:
Investment advisory fee	29,367,501
Administrative fee	1,999,629
Directors fees	37,484
Other expenses	1,321,151

Total expenses	32,725,765

Net investment income	47,127,101

Realized and unrealized gain on investments:
Net realized gain on securities	183,536,440
Net unrealized appreciation of investments	325,889,576

Net realized and unrealized gain on investments	509,426,016

Net increase in net assets resulting from operations	$556,553,117

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Statements of Changes in Net Assets

	Year ended March 31,
	2001	2000

Increase in net assets:

From operations:
Net investment income	$47,127,101	$32,488,809
Net realized gain	183,536,440	251,896,171
Net unrealized appreciation (depreciation)	325,889,576	(119,706,379)

Net increase in net assets resulting from operations	556,553,117	164,678,601

Distributions to shareholders from:
Net investment income	(42,656,710)	(27,983,268)
Net realized gains	(281,883,769)	(121,700,923)

Total distributions	(324,540,479)	(149,684,191)

Capital share transactions:
Proceeds from sales	1,224,566,162	1,857,579,347
Payments for redemptions	(584,241,250)	(1,230,245,336)
Reinvestment of distributions	305,122,745	137,856,163

Total increase from capital share transactions	945,447,657	765,190,174

Total increase in net assets	1,177,460,295	780,184,584

Net assets:
Beginning of period	2,471,216,081	1,691,031,497

End of period (including undistributed investment income
of $13,313,660 and $8,843,269, respectively)	$3,648,676,376	$2,471,216,081

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Financial Highlights

The following information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Year ended March 31,

	2001	2000	1999	1998	1997

Net asset value, beginning of
period	$32.00	$31.02	$29.31	$20.99	$19.46

Income from investment

operations:
Net investment income	0.50	0.38	0.27	0.22	0.18
Net gains on securities
(realized and unrealized)	6.14	2.64	4.62	11.02	2.58

Total from investment
operations	6.64	3.02	4.89	11.24	2.76

Less distributions:
Dividends from net investment
income	(0.49)	(0.37)	(0.17)	(0.31)	(0.13)
Distributions from realized
gains	(3.42)	(1.67)	(3.01)	(2.61)	(1.10)

Total distributions	(3.91)	(2.04)	(3.18)	(2.92)	(1.23)

Net asset value, end of period	$34.73	$32.00	$31.02	$29.31	$20.99

Total return	21.9%	9.7%	18.0%	58.8%	14.3%

Ratios/supplemental data:
Net assets, end of period
($000)	$3,648,676	$2,471,216	$1,691,031	$448,276	$275,597
Ratio of expenses to
average net assets	1.11%	1.19%	1.26%	1.27%	1.29%
Ratio of net investment income
to average net assets	1.60%	1.39%	1.35%	0.87%	0.93%
Portfolio turnover rate	36%	31%	36%	39%	39%

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Notes to Financial Statements
March 31, 2001

(1) Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2001, the Company had four series: the Value Fund, the Fixed Income Fund, the Government Money Market Fund, and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Value Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) Significant Accounting Policies

The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

(b) Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c) Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(d) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(e) Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser received an investment advisory fee equal to 1% per annum of the Fund’s average daily net asset value. Effective April 1, 2001, the Fund will have a new management fee schedule that will result in a fee reduction for the Fund at asset levels in excess of $2,500,000,000. As of April 1, 2001, the annual fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET

BREAK POINTS

	Less Than
Greater Than	Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:.

AVERAGE DAILY NET ASSET

BREAK POINTS

	Less Than
Greater Than	Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended March 31, 2001.

Weitz Securities, Inc. as distributor, received no compensation for distribution of Fund shares.

(4) Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001. One hundred fifty million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Year ended March 31,
	2001	2000

Transactions in shares:

Shares issued	36,064,092	56,874,094

Shares redeemed	(17,575,445)	(38,377,112)

Reinvested dividends	9,344,925	4,196,062

Net increase	27,833,572	22,693,044

(5) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $895,055,821 and $936,549,511, respectively. The cost of investments for Federal income tax purposes is $3,233,972,824. At March 31, 2001, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $581,477,232 and $137,398,213, respectively.

Transactions relating to covered call options during the year ended March 31, 2001, are summarized as follows:

	Number of
	Contracts	Premium

Options outstanding, beginning of period	—	$—

Options written, during the period	7,550	4,274,244

Options outstanding, end of period	7,550	$4,274,244

(6) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	March 31,	Gross	Gross	March 31,	March 31,	Dividend	Gains/
Name of Issuer	2000	Additions	Reductions	2001	2001	Income	(Losses)

Capital Automotive REIT	1,571,500	—	—	1,571,500	$25,144,000	$2,317,805	$—

Data Transmission Network Corp.	1,195,600	—	1,195,600	—	—	—	8,125,338

Fortress Investment Corp.	1,337,980	—	—	1,337,980	17,059,245	1,497,601	—

Hanover Capital Mortgage Holdings, Inc.	301,300	—	—	301,300	1,958,450	198,858	—

Hanover Capital Mortgage Holdings, Inc. Warrants, Expiring 9/15/00	338,100	—	338,100	—	—	—	(42,263)

Host Marriot Corp.	13,991,700	—	266,000	13,725,700	160,316,176	13,232,532	475,878

Imperial Credit Industries, Inc.	2,835,500	—	—	2,835,500	2,658,281	—	—

Insurance Auto Auctions, Inc.	645,100	—	—	645,100	7,902,475	—	—

LabOne, Inc.	644,350	—	39,000	605,350	3,518,597	—	(454,343)

Mail-Well, Inc.	2,825,700	1,692,900	—	4,518,600	22,005,582	—	—

Novastar Financial, Inc.	475,000	—	—	475,000	2,802,500	—	—

Novastar Financial, Inc. Warrants, Expiring 2/03/01	350,000	—	350,000	—	—	—	(175,000)

Novastar Financial, Inc. 7% Pfd. Class B Cumulative	2,100,000	—	—	2,100,000	14,343,000	829,117	—

Redwood Trust, Inc.	1,198,117	242,400	—	1,440,517	28,378,185	2,427,158	—

Resource Bancshares Mtg. Grp., Inc.	1,380,400	—	27,000	1,353,400	10,150,500	607,376	(223,945)

Western Resources, Inc. *	3,558,600	—	452,400	3,106,200	74,082,870	3,863,160	(3,467,963)

Totals					$370,319,861	$24,973,607	$4,237,702

*	Company was considered a non-controlled affiliate at March 31, 2000 but as of March 31, 2001 they are no longer a non-controlled affiliate.

(7) Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2001 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders

Weitz Series Fund, Inc. – Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Weitz Series Fund, Inc. – Value Fund (the “Fund”) at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended March 31, 1999, were audited by other independent accountants whose report dated April 15, 1999, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

New York, New York
April 13, 2001